                                                         SEMIANNUAL REPORT TO
                                                  SHAREHOLDERS FOR THE PERIOD
                                                         ENDED APRIL 30, 1998



LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks long-term growth of capital and current income primarily from foreign equity securities.

KEMPER INTERNATIONAL
GROWTH AND INCOME FUND

              "... We were able to put all of the
                   fund's cash to work during one
                  of the most lucrative periods for
                   international funds in history. ..."


                                                        [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
15
Financial Statements
17
Notes to Financial Statements
20
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL GROWTH AND
INCOME FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE FOUR-MONTH PERIOD ENDED APRIL 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                         16.74%
CLASS B                                         16.42%
CLASS C                                         16.42%
LIPPER INTERNATIONAL FUNDS CATEGORY AVERAGE*    16.25%
--------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity that may increase the volatility of your investment.

-------------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------------
                               AS OF     AS OF
                              4/30/98   12/31/97
-------------------------------------------------------------------------------
KEMPER INTERNATIONAL GROWTH
AND INCOME FUND CLASS A        $11.09     $9.50
-------------------------------------------------------------------------------
KEMPER INTERNATIONAL GROWTH
AND INCOME FUND CLASS B        $11.06     $9.50
-------------------------------------------------------------------------------
KEMPER INTERNATIONAL GROWTH
AND INCOME FUND CLASS C        $11.06     $9.50
-------------------------------------------------------------------------------

* Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

TERMS TO KNOW

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

INTERNATIONAL MONETARY FUND An organization focused on lowering trade barriers and stabilizing currencies. While helping developing nations pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

TRANSPARENCY The degree to which investors can evaluate if a company is managed in the interests of shareholders. Transparency is often not as good in developing markets where disclosure requirements may be less stringent, and protectionism, subsidies, and cronyism may distort the business environment.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER
FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

        As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

        Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

        While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

        On April 27, expectations were tested by reports that the Federal Reserve Board ("the Fed") was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. But at its monetary policy meeting on May 19, the Fed chose to leave interest rates alone. In the coming months, the Fed could raise rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

        Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

        Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 13 percent year-to-date through the end of May. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.

        U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between
2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.

        Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.

        Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

        Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                           NOW (5/31/98)      6 MONTHS AGO     1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        5.65               5.81            6.49             6.91
PRIME RATE(2)                   8.5                8.5             8.5              8.25
INFLATION RATE(3)*              1.5                1.89            2.23             2.89
THE U.S. DOLLAR(4)              6.86              10.26            5.52             9.15
CAPITAL GOODS ORDERS(5)*        9.28              10.28            7.16             3.48
INDUSTRIAL PRODUCTION(5)*       3.85               5.76            4.28             3.79
EMPLOYMENT GROWTH(6)            2.61               2.8             2.5              2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Change in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of April 30, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

  In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

  Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

  As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
June 10, 1998

PERFORMANCE UPDATE

[REILLY PHOTO]

SHERIDAN REILLY IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP AND LEAD PORTFOLIO MANAGER OF KEMPER INTERNATIONAL GROWTH AND INCOME FUND. HE HAS 11 YEARS OF INVESTMENT EXPERIENCE. REILLY RECEIVED A B.A. DEGREE FROM ST. JOHN'S UNIVERSITY AND AN M.A. DEGREE FROM GREGORIAN UNIVERSITY, ROME. HE IS A MEMBER OF THE INTERNATIONAL ASSOCIATION OF FINANCIAL ANALYSTS AND THE AMERICAN MATHEMATICS ASSOCIATION.

VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER INTERNATIONAL GROWTH AND INCOME FUND HAS TURNED IN AN
OUTSTANDING PERFORMANCE IN ITS FIRST FOUR MONTHS OF OPERATION, PROVIDING INVESTORS WITH A TOTAL RETURN OF 16.74 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE). DURING THIS PERIOD, AN EXPANDING ECONOMY AND CORPORATE GROWTH IN EUROPE PRESENTED ABUNDANT INVESTMENT OPPORTUNITIES, DESPITE A TROUBLED ASIAN MARKET. PORTFOLIO MANAGER SHERIDAN REILLY DISCUSSES SOME OF THE BEST PERFORMING AREAS FOR GROWTH DURING THE PERIOD AND THE OPPORTUNITIES AHEAD FOR INTERNATIONAL INVESTMENTS.



Q     KEMPER INTERNATIONAL GROWTH AND INCOME FUND WAS LAUNCHED DECEMBER 31,
1997. HOW DID THE FUND PERFORM COMPARED TO THE MSCI EAFE + CANADA INDEX* SINCE INCEPTION AND TO WHAT INVESTMENT DECISIONS DO YOU ATTRIBUTE THIS?


A     In its first four months of operation, Kemper International Growth And
Income Fund realized a total return of 16.74 percent (Class A shares, unadjusted for any sales charge) versus a 15.69 percent total return for the unmanaged MSCI EAFE + Canada Index. The timing of the fund's launch was perhaps the most significant factor in the fund's strong relative performance. Because the Asian crisis was well underway at the time, we were able to avoid the troubles there and in other emerging markets. Relative to EAFE we were underweighted in Japan, which represents roughly 5 percent of our portfolio. Our country allocation was excellent and our relatively conservative value approach to investing has served us well in this environment.

      We were able to put all of the fund's cash to work during one of the most lucrative periods for international funds in history. One of the things that makes this market performance so satisfying and rewarding for shareholders is that the gains that we see now reflect real, sustainable increases in profitability and productivity in the corporate sector.

* The EAFE + Canada Index (Morgan Stanley Capital International Europe, Australasia, Far East + Canada Index) is an unmanaged index generally accepted as a benchmark for major overseas markets. It consists of components of the EAFE Index as well as Canada.



Q     WHAT WERE SOME OF THE ECONOMIC ISSUES THAT AFFECTED THE MARKET DURING THE
PAST FOUR MONTHS?


A     The last four months were characterized by volatility and uncertainty in the Asian and Pacific Rim economies and encouraging signs of strength in some Western European markets.

      The difficulties experienced by the Pacific Rim economies have been the prevalent economic story. These problems affected Japan for two reasons: its trading partners were seriously weakened and Japanese banks have lent heavily to these economies. The magnitude of these problems was reflected in the EAFE over much of this period. Because of the fund's underweighting in Japan, these problems had significantly less effect on the portfolio than they did on the index.

      The currency and banking problems and the subsequent International Monetary Fund (IMF) intervention in many of the Asian economies have created a difficult investment environment there. The problems in these economies also

PERFORMANCE UPDATE


warrant a critical look at the Japanese banking system since these banks have invested heavily in their neighboring Pacific Rim economies.

      While the fund was underweighted in Japan, it was overweighted in Western Europe. These holdings performed well for us over most of this period. Given its concentration of established companies with strong balance sheets that operate in mature markets, Western Europe aligns nicely with the fund's investment objectives.

      Additionally, many European companies are undergoing the consolidation and restructuring that U.S. companies experienced in the past decade. Consequently, we find many of these companies to be attractive at these valuations. These factors are reflected in our portfolio weightings, with Western European countries representing nearly 72 percent of the portfolio.

      I might also add that our pursuit of value in Western Europe also afforded us some protection against the extremely volatile Asian currency markets during this period. The European currencies held up extremely well and some even benefited from the problems in Asia as there was a flight from the weaker currencies of the Far East to the stronger, more stable currencies of the United States and Western Europe.


Q     COULD YOU GIVE AN OVERVIEW OF THE FUND'S INVESTMENT DISCIPLINE?

A     In pursuit of its objective of long-term growth of capital and current income, the fund invests primarily in dividend-paying common stocks and preferred stocks listed on foreign stock exchanges. We like large, well-established companies with a long history of profitability and steady dividend payments operating in mature overseas markets.

      In selecting stocks we look for undervalued companies, whose dividend yields are more than 25 percent above their respective market median. On the flip side, if the yield of a stock we are holding falls to 25 percent below its market median, we will consider selling that stock.

      Once we have identified companies with the requisite relative yields, we undertake an extensive company analysis. This fundamental analysis is integral to our investment decision process. It entails a review of the companies' financial statements and earnings estimates, as well as an evaluation of the quality and tenure of management. We like companies whose management is ethical, intelligent, creative and forward thinking.

      As a complement to the fundamental company analysis discussed above, extensive consideration is also given to country and sector diversification. Sector diversification can reduce investment risk as well as position the portfolio to accommodate changes in economic factors such as inflation, GDP growth and interest rate levels in the countries where we invest. Country diversification allows us to pursue a broader range of investment opportunities as well as reduce currency exchange risk.

Q     COULD YOU TALK ABOUT SOME SPECIFIC INDUSTRIES AND COMPANIES THAT
DEMONSTRATE THE FUND'S INVESTMENT APPROACH?

A     I mentioned earlier that the portfolio is heavily weighted in Western
Europe, so I suppose it's not too surprising that a few companies that best illustrate our approach would be located there. As the European economies strengthen, so will the demand for consumer goods, and we are positioned to take advantage of this.

      Telecommunications firms are doing well for many reasons. Many were previously state-owned, so as they move toward privatization, there is enormous scope for cost-cutting and saving. They've been able to grow their earnings in many cases just by introducing effective business practices. In addition, there have been tremendous technological advances in telecommunications, and the rapid advances have led to the introduction of a new array of very profitable products. Finally, the demand for telecommunications services is very high as people worldwide have a greater need to transmit data today.

      Telecom Italia is a good example of a very large, well-established company. It has a solid balance sheet and management has shown enormous creativity in taking the company from a sleepy state-owned enterprise to one of the world's leading telecommunications companies. They did a brilliant job of cutting costs, introducing new products and innovative marketing. That holding represents more than 1.3 percent of the portfolio and is up about 25 percent in the four months we've held it. Another telecom company, Bell Canada Enterprises
(BCE), is up over 30 percent.

      Banking is another sector that performed well. European banks are established, well regulated, and because they are active in the capital markets, they will benefit from the strengthening economies there. Bank Austria offers an attractive yield and we feel it is undervalued at these levels. Allied Irish Bank also offers an attractive yield and seems to have strong prospects for growth. The Irish economy continues to strengthen with further integration

PERFORMANCE UPDATE


with the European Union and Dublin is becoming an increasingly important financial center. Allied Irish Bank is well positioned to take advantage of these changes.

      One additional company that has performed exceptionally well for us is OM Gruppen, a Swedish company that owns the Swedish Stock Exchange and is a world leader in providing software for electronic trading.

      Japan has been generally unproductive for us. We did invest a bit in Sakura Bank because it met our valuation criteria and it is one of Japan's most solvent banks. The investment thesis was that these banks would benefit from a restructuring of the Japanese banking system. Although the thesis remains intact, the restructuring is going much more slowly than we had anticipated.



Q     WHAT IS THE FUND'S ALLOCATION TODAY AND DO YOU EXPECT TO MAKE ANY CHANGES
IN THE NEAR FUTURE?


A     At the end of the period the fund had 14 percent exposure to the United
Kingdom, 9 percent positions in France and Germany, 6 percent in Sweden, the Netherlands, and Italy, and 5 percent in Japan, Spain and Switzerland.

      In this environment we will seek to adhere to our investment discipline of investing in well-run companies that offer high relative yields and strong balance sheets. We will continue to do our rigorous fundamental analysis and closely monitor our sector and country allocations. We intend to remain fully invested and to take profits as stocks reach their target prices and yields and to purchase stocks that meet our yield and other valuation criteria.

      Surely these conditions will change. As the restructuring of the financial system starts to take hold in Japan and political and economic stability begins to return to the Pacific Rim area, we would begin our shift out of Europe and into these areas. I don't foresee these two things happening in the six-month term. When we do see it coming, we will get ahead of it.



Q     WHAT IS YOUR OUTLOOK FOR INTERNATIONAL EQUITIES AND KEMPER INTERNATIONAL
GROWTH AND INCOME FUND?


A     Generally speaking, international markets will be a good place for investors to put money. I think the Asian markets will continue to be volatile. The problems on the Pacific Rim are still not completely worked out. Bank lending there will have to be monitored for improvements in lending practices and the creditworthiness of debtors. In Japan, needed government policies to encourage economic growth are meeting political resistance, and the banking system there is still fragile because of its dependence on Pacific Rim neighbors. By contrast, Europe seems poised to realize the benefits of closer integration of its economies and the restructuring and consolidation of its industries.

      It is most unlikely that we will see returns like we saw in the first quarter of this year in Europe. The markets will certainly not maintain their first quarter clip. However, over the coming years we can expect some excellent opportunities in Europe. And it's unlikely markets in Southeast Asia will go down 80 percent again, so in the coming years Asia may offer some opportunities as well. We need to have realistic expectations while having the foresight and the intelligence to realize that there are a constant stream of good companies and positive developments throughout the world that offer opportunities to investors.

INDUSTRY SECTORS

KEMPER INTERNATIONAL GROWTH AND INCOME FUND'S COMPOSITION
BY SECTOR*

Data shows the percentage of the equity holdings in the portfolio that each sector represented on April 30, 1998.

                                 [BAR GRAPH]


FINANCE                          27.7%
MANUFACTURING                    19.0%
COMMUNICATIONS                   12.3%
SERVICE INDUSTRIES                8.1%
CONSUMER DISCRETIONARIES          6.7%
DURABLES                          5.1%
TRANSPORTATION                    4.2%
CONSTRUCTION                      4.0%
MEDIA                             3.9%
ENERGY                            3.9%
CONSUMER STAPLES                  3.7%
UTILITIES                         1.4%



* Portfolio composition is subject to change.

LARGEST HOLDINGS

KEMPER INTERNATIONAL GROWTH AND INCOME FUND'S TOP 20 HOLDINGS*
REPRESENTING 45.8 PERCENT OF THE FUND'S EQUITY HOLDINGS ON APRIL 30, 1998.

---------------------------------------------------------------------------------------------------------
Holding                                                           Country                          Percent
---------------------------------------------------------------------------------------------------------
1.          OM GRUPPEN                                             Sweden                            3.5%

2.          BCE, INC.                                              Canada                            3.1%

3.          ALLIED IRISH BANK                                      Ireland                           2.9%

4.          BANK AUSTRIA                                           Austria                           2.8%

5.          CREDIT SUISSE GROUP                                    Switzerland                       2.6%

6.          BHF-BANK                                               Germany                           2.3%

7.          SOCIETE NATIONALE ELF AQUITAINE                        France                            2.2%

8.          DORLING KINDERSLEY HOLDINGS                            United Kingdom                    2.2%

9.          METSA-SERLA OY                                         Finland                           2.1%

10.         ACCOR S.A.                                             France                            2.1%

11.         MERITA LTD.                                            Finland                           2.1%

12.         EMI GROUP                                              United Kingdom                    2.1%

13.         SCOR S.A.                                              France                            2.1%

14.         DEXIA FRANCE                                           France                            2.0%

15.         NINTENDO CO., LTD.                                     Japan                             2.0%

16.         SOMMER-ALLIBERT                                        France                            2.0%

17.         RWE AG                                                 Germany                           2.0%

18.         BRITISH TELECOM PLC                                    United Kingdom                    1.9%

19.         KLM ROYAL DUTCH AIR LINES NV                           Netherlands                       1.9%

20.         BANCO BILBAO VIZCAYA S.A.                              Spain                             1.9%



*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1998 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL AMOUNT($) OR    MARKET
           SHORT-TERM NOTES--11.3%                                                    NUMBER OF SHARES      VALUE($)
-------------------------------------------------------------------------------------------------------------------------
    UNITED STATES                            Federal Home Loan Mortgage Corp.
                                               Discount Note, 5/1/98
                                             (Cost $183,000)                              183,000             183,000
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE BONDS--4.3%
    BERMUDA--1.8%                            MBL International Finance Bermuda,
                                               3.00%, 11/30/02
                                               (Bank)                                      28,000              28,630
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    HONG KONG--1.8%                          Hysan Development Finance Co., Ltd.,
                                               6.75%, 6/01/00
                                               (Investment Holding Company)                30,000              28,875
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    UNITED KINGDOM--.7%                      Royal & Sun Alliance Insurance Group
                                               PLC, 7.25%, 11/30/08
                                               (Multi-National Insurance Company)           4,000              11,374
                                             ----------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE BONDS
                                             (Cost $68,771)                                                    68,879
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    PREFERRED STOCKS--2.4%
    AUSTRIA                                  (a)Bank Austria AG
                                               (Commercial and Corporate Banking
                                               and Financial Services)
                                             (Cost $29,978)                                   500shs.          38,649
                                             ----------------------------------------------------------------------------
    COMMON STOCKS--82.0%
    AUSTRALIA--2.2%                          Commonwealth Bank of Australia
                                               (Bank)                                       1,465              17,592
                                             Foster's Brewing Group, Ltd.
                                               (Leading Brewery)                            8,100              17,646
                                             ----------------------------------------------------------------------------
                                                                                                               35,238
-------------------------------------------------------------------------------------------------------------------------
    CANADA--4.1%                             BCE, Inc.
                                               (Telecommunication Services)                 1,000              42,577
                                             Moore Corp. Ltd.
                                               (Manufacturer of Business
                                               Communication Products)                      1,500              23,438
                                             ----------------------------------------------------------------------------
                                                                                                               66,015
-------------------------------------------------------------------------------------------------------------------------
    FINLAND--3.6%                            Merita Ltd. "B"
                                               (Financial Services Group)                   4,600              28,576
                                             Metsa-Serla Oy "B"
                                               (Manufacturer of Papers,
                                               Corrugated and Paper Board, Soft
                                               and Hardwood Pulp)                           2,800              29,076
                                             ----------------------------------------------------------------------------
                                                                                                               57,652

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
                                                                                       NUMBER OF SHARES      VALUE($)
-----------------------------------------------------------------------------------------------------------------------
    FRANCE--8.8%                             Accor S.A.
                                               (Catering, Hotels, Travel
                                               Services)                                      105              28,630
                                             Dexia France
                                               (Municipal and Local Development
                                               Financing)                                     229              27,734
                                             Scor S.A.
                                               (Property, Casualty and Life
                                               Reinsurance Company)                           458              28,253
                                             Societe Nationale Elf Aquitaine
                                               (Petroleum Company)                            230              30,190
                                             Sommer-Allibert
                                               (Manufacturer of Plastic Products
                                               for Automotive Industry)                       637              27,320
                                             ----------------------------------------------------------------------------
                                                                                                              142,127
-------------------------------------------------------------------------------------------------------------------------
    GERMANY--9.0%                            BHF-Bank AG
                                               (Universal Banking Services)                   774              31,536
                                             Bayer AG
                                               (Leading Chemical Producer)                    539              23,974
                                             Dyckerhoff AG (pfd.)
                                               (Producer of Cement,Ready-Mixed
                                               Concrete and Finishing Products)                62              21,357
                                             Hochtief AG
                                               (Construction and Civil
                                               Engineering Services)                          423              17,636
                                             RWE AG
                                               (Producer and Marketer of
                                               Petroleum and Chemical Products)               532              27,073
                                             Thyssen AG
                                               (Manufacturer of Capital Goods and
                                               Steel Products)                                102              23,321
                                             ----------------------------------------------------------------------------
                                                                                                              144,897
-------------------------------------------------------------------------------------------------------------------------
    HONG KONG--1.5%                          South China Morning Post Co., Ltd.
                                               (Newspaper Publisher)                       39,000              23,412
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    IRELAND--2.4%                            Allied Irish Bank PLC
                                               (Bank)                                       2,860              39,343
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    ITALY--5.6%                              Banca Commerciale Italiana SpA
                                               (Commercial Bank)                            5,000              25,291
                                             (a)Banca di Roma SpA
                                               (Commercial and Savings Bank)               13,000              23,962
                                             La Rinascente SpA di Risparmio
                                               (Department Store Chain)                     3,700              19,050
                                             Telecom Italia SpA
                                               (Telecommunications, Electronics,
                                               Network Construction)                        4,100              21,618
                                             ----------------------------------------------------------------------------
                                                                                                               89,921

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
                                                                                       NUMBER OF SHARES        VALUE($)
-------------------------------------------------------------------------------------------------------------------------
    JAPAN--5.2%                              Matsushita Electric Works, Inc.
                                               (Leading Maker of Building
                                               Materials and Lighting Equipment)            1,000               8,985
                                             Nintendo Co., Ltd.
                                               (Game Equipment Manufacturer)                  300              27,499
                                             Nippon Meat Packers, Inc.
                                               (Leading Meat Processor)                     1,000              13,591
                                             Sakura Bank Ltd.
                                               (Full Service Bank)                          4,000              13,742
                                             Teijin Ltd.
                                               (Manufacturer of Polyester
                                               Products)                                    7,000              19,979
                                             ----------------------------------------------------------------------------
                                                                                                               83,796
-------------------------------------------------------------------------------------------------------------------------
    NETHERLANDS--5.8%                        KLM Royal Dutch Air Lines NV
                                               (World-Wide Full Service Airline)              660              25,941
                                             Koninklijke Nedlloyd Groep NV
                                               (Container Shipping and
                                               Transportation)                                710              17,046
                                             Koninklijke PTT Nederland
                                               (Telecommunication Services)                   300              15,504
                                             Philips Electronics NV
                                               (Leading Manufacturer of
                                               Electrical Equipment)                          140              12,336
                                             Royal Dutch Petroleum Co.
                                               (Owner of 60% of Royal Dutch/Shell
                                               Group)                                         410              22,630
                                             ----------------------------------------------------------------------------
                                                                                                               93,457
-------------------------------------------------------------------------------------------------------------------------
    NEW ZEALAND--1.2%                        Telecom Corp. of New Zealand
                                               (Telecommunication Services)                 4,000              18,998
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    NORWAY--1.4%                             Christiania Bank og Kreditkasse
                                               (Commercial Bank)                            5,040              23,183
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    PORTUGAL--1.3%                           Portugal Telecom S.A.
                                               (Telecommunication Services)                   390              20,961
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    SPAIN--5.0%                              Autopistas del Mare Nostrum S.A.
                                               (Builder and Operator of Toll
                                               Motorways)                                     700              13,789
                                             Banco Bilbao Vizcaya S.A.
                                               (Commercial Bank)                              500              25,739
                                             Compania Telefonica Nacional de
                                               Espana S.A.
                                               (Telecommunication Services)                   500              20,880
                                             (b)Compania Telefonica Nacional de
                                               Espana S.A.
                                               (Telecommunication Services)                    27               1,083
                                             Iberdrola S.A.
                                               (Electric Utility)                           1,200              19,304
                                             ----------------------------------------------------------------------------
                                                                                                               80,795

PORTFOLIO OF INVESTMENTS


-----------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
                                                                                       NUMBER OF SHARES        VALUE($)
-----------------------------------------------------------------------------------------------------------------------
    SWEDEN--6.2%                             AssiDoman AB
                                               (Forestry Group)                               720              19,344
                                             OM Gruppen AB
                                               (Operator of Financial Exchanges
                                               and Clearing Organizations)                  2,400              47,895
                                             Skanska AB "B"
                                               (International Construction
                                               Company)                                       310              14,455
                                             Svedala Industri AB
                                               (Manufacturer of Machinery for
                                               Construction, Mineral Processing
                                               and Materials Handling)                        800              19,065
                                             ----------------------------------------------------------------------------
                                                                                                              100,759
-------------------------------------------------------------------------------------------------------------------------
    SWITZERLAND--5.0%                        Credit Suisse Group (Registered)
                                               (Provider of Bank Services,
                                               Management Services and Life
                                               Insurance)                                     161              35,408
                                             Georg Fischer AG (Registered)
                                               (Manufacturer of Automotive
                                               Products and Piping Systems)                    60              23,192
                                             Sika Finanz AG
                                               (Manufacturer of Water Management
                                               Products and Systems)                          342              21,334
                                             ----------------------------------------------------------------------------
                                                                                                               79,934
-------------------------------------------------------------------------------------------------------------------------
    UNITED KINGDOM--13.7%                    Albright & Wilson PLC
                                               (Manufacturer of Phosphates,
                                               Surfactants and Specialty
                                               Chemicals)                                   5,480              15,950
                                             British Telecom PLC
                                               (Telecommunication Services)                 2,406              26,139
                                             Courtaulds Textiles PLC
                                               (Producer of Clothing, Fabrics and
                                               Home Furnishings)                            3,463              18,594
                                             Dorling Kindersley Holdings PLC
                                               (Book Publisher)                             6,980              30,006
                                          (a)  EMI Group PLC
                                               (Music Recording and Retailing
                                               Company)                                     2,785              28,300
                                             General Electric Co., PLC
                                               (Manufacturer of Power,
                                               Communications and Defense
                                               Equipment and Other Various
                                               Electrical Components)                       2,147              17,777
                                             Laporte PLC
                                               (Producer of Specialty Chemicals)            1,110              14,946
                                             Man (ED&F) Group PLC
                                               (Commodities Trading Company)                4,278              17,532
                                             Rank Group PLC
                                               (Diversified Leisure Services:
                                               Hotels, Amusement Machines,
                                               Restaurants, Film and Television)            2,420              15,666
                                             Tomkins PLC
                                               (Manufacturer of Fluid Controls,
                                               Industrial Products, Garden and
                                               Leisure Products)                            3,368              19,830

PORTFOLIO OF INVESTMENTS


--------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
                                                                                        NUMBER OF SHARES       VALUE($)
--------------------------------------------------------------------------------------------------------------------------
                                             Transport Development Group PLC                  2,871              13,759
                                          (a)Transport Development Group PLC "B"              2,920               1,661
                                               (DISTRIBUTION, STORAGE AND TRANSPORT
                                               SERVICES)
                                             ----------------------------------------------------------------------------
                                                                                                                220,160
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $1,223,416)                                                1,320,648
                                               ----------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $1,505,165)                                                1,611,176
                                               ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Security valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,083 (.07% of net assets). Its value has been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated value may differ significantly from the value that would have been used had a ready market for the security existed, and the difference could be material. The cost of the security at April 30, 1998 was $864. This security may also have certain restrictions as to resale.

Based on the cost of investments of $1,505,165 for federal income tax purposes at April 30, 1998, the gross unrealized appreciation was $122,776, the gross unrealized depreciation was $16,765 and the net unrealized appreciation on investments was $106,011.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost $1,505,165)                                               $1,611,176
--------------------------------------------------------------------------
Cash                                                                 3,539
--------------------------------------------------------------------------
Foreign currency, at value
(Cost $20,770)                                                      20,825
--------------------------------------------------------------------------
Deferred organization expense                                       13,984
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                  15,000
--------------------------------------------------------------------------
  Dividends and interest                                             7,358
--------------------------------------------------------------------------
  Foreign taxes                                                        204
--------------------------------------------------------------------------
  Reimbursement from Adviser                                        16,484
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,688,570
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             97,072
--------------------------------------------------------------------------
  Fund shares redeemed                                                 577
--------------------------------------------------------------------------
  Distribution services fee                                            395
--------------------------------------------------------------------------
  Other payables and accrued expenses                               34,874
--------------------------------------------------------------------------
    Total liabilities                                              132,918
--------------------------------------------------------------------------
NET ASSETS                                                      $1,555,652
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $1,440,890
--------------------------------------------------------------------------
Accumulated net realized loss on investments                        (1,236)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                      106,011
--------------------------------------------------------------------------
  Foreign currency related transactions                               (124)
--------------------------------------------------------------------------
Undistributed net investment income                                 10,111
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,555,652
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($928,625 / 83,737 shares outstanding)                            $11.09
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $11.77
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($490,418 / 44,357 shares outstanding)                            $11.06
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($136,609 / 12,354 shares outstanding)                            $11.06
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

For the period from December 31, 1997 (commencement of operations) to April 30, 1998 (unaudited)

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------
 NET INVESTMENT INCOME
--------------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $923)             $   12,334
--------------------------------------------------------------------------
  Interest                                                           2,869
--------------------------------------------------------------------------
    Total investment income                                         15,203
--------------------------------------------------------------------------
Expenses:
  Management fee                                                     2,574
--------------------------------------------------------------------------
  Distribution services fee                                            395
--------------------------------------------------------------------------
  Administrative services fee                                          644
--------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                        31,071
--------------------------------------------------------------------------
  Professional fees                                                  4,991
--------------------------------------------------------------------------
  Amortization of organization expenses                              1,016
--------------------------------------------------------------------------
  Other                                                                770
--------------------------------------------------------------------------
    Total expenses before expense waiver                            41,461
--------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager            (36,369)
--------------------------------------------------------------------------
    Total expenses after expense waiver                              5,092
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                           $   10,111
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------

  Net realized loss on:
    Investments                                                       (614)
--------------------------------------------------------------------------
    Foreign currency related transactions                             (622)
--------------------------------------------------------------------------
                                                                    (1,236)
--------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                                    106,011
--------------------------------------------------------------------------
    Foreign currency related transactions                             (124)
--------------------------------------------------------------------------
                                                                   105,887
--------------------------------------------------------------------------
Net gain on investments                                            104,651
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  114,762
--------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------
 OPERATIONS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------
  Net investment income                                         $   10,111
--------------------------------------------------------------------------
  Net realized loss                                                 (1,236)
--------------------------------------------------------------------------
  Change in net unrealized appreciation                            105,887
--------------------------------------------------------------------------
Net increase in net assets resulting from operations               114,762
--------------------------------------------------------------------------
Net increase from capital share transactions                     1,420,890
--------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     1,535,652
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------
Beginning of period                                                 20,000
--------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $10,111)                                                     $1,555,652
--------------------------------------------------------------------------

16

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND                    Kemper International Growth and Income Fund (the
                             Fund) is a diversified series of Kemper
                             Global/International Series, Inc. (the
                             Corporation), an open-end management investment company organized as a corporation in the state of Maryland. The Fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio securities which are
                             traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the

NOTES TO Financial Statements

NOTES TO FINANCIAL STATEMENTS
                             difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the period ended April 30, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (the Adviser) and pays a management fee at an annual rate of 1.00% of average daily net assets.
                             However, the Fund incurred no management fee for the period ended April 30, 1998, after an expense waiver by the Adviser. In addition, the Adviser has temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, the Adviser waived and absorbed expenses of $36,369 for the period ended April 30, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI), a subsidiary of the Adviser. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                   COMMISSIONS ALLOWED
                                                                     BY KDI TO FIRMS
                                                                   -------------------
                             Period ended April 30, 1998                $4,431

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B and Class C shares. Distribution fees and commissions related to Class B and Class C shares are as follows:

                                                                                          COMMISSIONS AND
                                                                   DISTRIBUTION FEES   DISTRIBUTION FEES PAID
                                                                    RECEIVED BY KDI       BY KDI TO FIRMS
                                                                   -----------------   ----------------------
                             Period ended April 30, 1998                $  395                16,358

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. The Fund incurred no administrative services fees for the period ended April 30, 1998, after an expense waiver by the Adviser. During the period ended April 30, 1998, KDI paid fees of $1,252 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company, a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. The Fund incurred shareholder services fees of $838 for the period ended April 30, 1998, all of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred no accounting fees for the period ended April 30, 1998, after an expense waiver of $16,667 by the Adviser.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of the Adviser. For the period ended April 30, 1998, the Fund made no payments to its officers or directors.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the period ended April 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $1,424,815

                             Proceeds from sales                         102,065

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:


                                                                                  PERIOD ENDED
                                                                                 APRIL 30, 1998
                                                                           ---------------------------
                                                                           SHARES              AMOUNT
                              SHARES SOLD
                              Class A                                      83,558            $  830,796
                             --------------------------------------------------------------------------
                              Class B                                      43,995               474,120
                             --------------------------------------------------------------------------
                              Class C                                      11,653               125,948
                             --------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                                        (523)               (5,890)
                             --------------------------------------------------------------------------
                              Class B                                        (340)               (4,084)
                             --------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS                                     $1,420,890
                             --------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


For the period from December 31, 1997 (commencement of operations) to April 30, 1998 (unaudited)

------------------------------------------------------------------------------------------------------------------
                                                               CLASS A         CLASS B           CLASS C
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  9.50            9.50             9.50
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            .10             .03              .03
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                1.49            1.53             1.53
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  1.59            1.56             1.56
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 11.09           11.06            11.06
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                    16.74%          16.42            16.42
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                                     1.81%           2.69             2.66
------------------------------------------------------------------------------------------------------------------
Net investment income                                             4.10%           3.22             3.25
------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                         15.94%          16.82            16.79
------------------------------------------------------------------------------------------------------------------
Net investment loss                                             (10.03)%        (10.91)          (10.88)
------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
Net assets at end of period                                                                   $1,555,652
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                 36%
------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

NOTES

NOTES

NOTES

DIRECTORS & OFFICERS

DIRECTORS                        OFFICERS

DANIEL PIERCE                    MARK S. CASADY            ANN M. MCCREARY
Chairman and Director            President                 Vice President

JAMES E. AKINS                   PHILIP J. COLLORA         KATHRYN L. QUIRK
Director                         Vice President and        Vice President
                                 Secretary
ARTHUR R. GOTTSCHALK                                       SHERIDAN P. REILLY
Director                         JOHN R. HEBBLE            Vice President
                                 Treasurer
FREDERICK T. KELSEY                                        M. ISABEL SALTZMAN
Director                         JOYCE E. CORNELL          Vice President
                                 Vice President
FRED B. RENWICK                                            LINDA J. WONDRACK
Director                         DIEGO ESPINOSA            Vice President
                                 Vice President
JOHN B. TINGLEFF                                           MAUREEN E. KANE
Director                         JERARD K. HARTMAN         Assistant Secretary
                                 Vice President
JOHN G. WEITHERS                                           CAROLINE PEARSON
Director                         TARA C. KENNEY            Assistant Secretary
                                 Vice President
                                                           ELIZABETH C. WERTH
                                 THOMAS W. LITTAUER        Assistant Secretary
                                 Vice President

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SERVICE AGENT                P.O. Box 419557
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                             40 Water Street
                             Boston, MA 02109
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PRINCIPAL UNDERWRITER        KEMPER DISTRIBUTORS, INC.
                             222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com

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Printed in the U.S.A.

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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